CERTIFICATION
Pursuant to Section 906
of the Sarbanes-Oxley Act of 2002

The undersigned, the Chief Operating Officer of City National Rochdale Funds (the "Registrant"), with respect to the Registrant’s Form N-CSR for the period ended September 30, 2014 as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1.           such Form N-CSR fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.           the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated: December 8, 2014

/s/ Garrett R. D’Alessandro
Garrett R. D’Alessandro
President & Chief Executive Officer

CERTIFICATION
Pursuant to Section 906
of the Sarbanes-Oxley Act of 2002

The undersigned, the Chief Operating Officer of City National Rochdale Funds (the "Registrant"), with respect to the Registrant’s Form N-CSR for the period ended September 30, 2014 as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1.           such Form N-CSR fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.           the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated: December 8, 2014

/s/ Eric Kleinschmidt
Eric Kleinschmidt
Controller & COO